Exhibit 99.1

Accelerating Toward a Data-Driven Future – Blogpost, Issued July 11, 2023

Navigating the challenges of disruptive innovation

RJ Pittman, Chairman and CEO of Matterport

Today we’re making some significant changes at Matterport to help us achieve our strategic priorities faster and more efficiently. As part of our ongoing effort to optimize our global workforce and improve operating efficiency, we are reorganizing to streamline business operations. As a result, we have made the difficult decision to eliminate certain roles across the company, and start the process to evaluate possible redundancies in EMEA.

We are saying goodbye to world-class professionals who will go on to do incredible things in their careers, and we will support them in the best way we can. I send my heartfelt thanks and gratitude to each and every Matterpeep that has helped shape the very special, industry-leading company we are today.

At Matterport, we have always been vigilant in our quest to build a lasting, scalable digital twin platform for the built world. In recent years, our ability to adapt to rapidly changing global market conditions has been vital to our continued success. The health and strength of our business is critical to ensuring we always serve our customers with world-class products and services. The operational adjustments we are making today will sharpen our focus, speed up execution, and accelerate our path to operational cash flow profitability, pulling it into 2024– a full year ahead of plan. We will provide more details during our next quarterly financial conference call. Our core business remains strong and our diverse end markets, including enterprise, are proving the resilience of our business model in challenging market conditions for real estate.

This is a pivotal time at Matterport as we accelerate toward our data-driven future. We have been on a path to unlock the full potential of the 30 billion square feet of space we have digitized through our datafication strategy, led by Property Intelligence. The industry is moving fast and Matterport is well positioned to extend our market leadership for digital twins fueled by AI-powered technologies like Cortex and Genesis. To seize the opportunity and deliver on our datafication strategy we are directing our resources toward this objective. This is our prime directive and I have enormous confidence in our technology leadership that is poised to reshape the $327 trillion built world once again.

We are advancing our mission to make every building and every space more valuable and accessible. We’ve created the industry’s most powerful digital twin platform that provides customers with essential tools to operate, manage, and promote their spaces and properties. We’re leading the transition to the datafication era, fueled by our decade-long AI-first strategy comprised of:

•Cortex AI: Behind every Matterport digital twin is a deep learning neural network that can replicate any physical space in the digital realm with precision and realism from a wide variety of capture devices including the Matterport Pro2 and Pro3 camera, 360 cameras, and even smartphones. Cortex makes our all-in-one 3D data platform the most powerful on the market.
•Property Intelligence: New capabilities that document and provide insights about the truth of a space as it exists today (ex: measurements, materials, or condition of a space). Property Intelligence eliminates the need for multiple site visits and automates previously lengthy or manual workflows, enabling Matterport customers to make better decisions more quickly from anywhere in the world.
•Genesis: Creating a window into the what if, combining Matterport’s deep learning and computer vision innovations with generative AI to deliver a new generation of digital twins. Genesis will empower customers with the tools to visually imagine, design, and plan the future of their spaces through simple language prompts.
•Intelligent Digital Twins: Next generation digital twins will harness generative AI to better understand and describe a space as it exists today and envision how a space could look or operate in the future - unlocking the full value and potential of our digital twins.

With over 30 billion square feet of physical space digitized, Matterport offers the industry's largest and fastest-growing spatial data library. The power and versatility of our capture devices and our popular on-demand global capture service has made capturing all the world’s buildings and spaces easier than ever before. This has driven significant customer growth in recent years and our customer obsession grows by the day. We’re delivering more integrations, add-ons, vertical market applications, and innovative capabilities into our platform that provide immediate value and compelling ROI for our customers' facilities, properties, and business operations. In just the past few months, we’ve deployed breakthrough integrations with major platforms such as AWS TwinMaker and Autodesk Construction Cloud for our customers. We launched Digital Pro, an all-in-one marketing solution for real estate professionals. In April, we expanded our digital twin platform with updated subscription plans and pricing that are designed to provide customers with greater flexibility and value. And we’re not stopping there. We are passionate about customer feedback and have plenty of exciting advancements in the works that will benefit our customers ranging from independent real estate agents to Fortune 1000 enterprises.

Matterport created this category and we are the market leader. There has never been an opportunity as big as the one that stands in front of us today. My confidence in the long-term success of Matterport is as strong as ever, and this company will remain vitally important to the built world and our customers that manage it. A hearty thanks for the unwavering support of our customers, partners, investors, and most of all to our employees around the world for everything they do, and everything they have done for Matterport. Together, we've turned possibilities into realities, and set the stage for our best days that are still to come. Onward!

Forward-Looking Statements
This document contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the reorganization plan, the path to operational cash flow profitability, the services offered by Matterport, Inc. (“Matterport”) and the markets in which Matterport operates, business strategies, product and service capabilities, spatial data library, industry environment, potential growth opportunities, the effects of regulations and Matterport’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “expected,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).
Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including the expected benefits of Matterport’s reorganization plan and artificial intelligence products and services as described in this document, and Matterport’s ability to implement business plans, grow market share in existing markets or any new markets, respond to general economic conditions, manage our growth effectively, execute on partnerships, forecasts, manage expectations in the industry in which Matterport competes, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in documents filed by Matterport from time to time with the U.S. Securities and Exchange Commission (the “SEC”), including risks detailed under the section entitled “Risk Factors” in our Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Matterport assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Matterport does not give any assurance that it will achieve its expectations.